     As filed with the Securities and Exchange Commission on August 16, 2001

                                                       Registration No. 333-____
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  ------------

                                    FORM S-8
                          REGISTRATION STATEMENT UNDER
                           THE SECURITIES ACT OF 1933

                           U.S. Physical Therapy, Inc.
            ---------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                                     Nevada
       ------------------------------------------------------------------
         (State or other jurisdiction of incorporation or organization)

                                   76-0364866
                      ------------------------------------
                      (I.R.S. employer identification no.)

              3040 Post Oak, Blvd., Suite 222, Houston, Texas 77056
              -----------------------------------------------------
               (Address of principal executive offices) (Zip code)

                           U.S. Physical Therapy, Inc.
                       1992 Stock Option Plan, as amended
                       ----------------------------------
                            (Full title of the plan)

                   J. Michael Mullin, Chief Financial Officer
                           U.S. Physical Therapy, Inc.
                         3040 Post Oak Blvd., Suite 222
                              Houston, Texas 77056
                   ------------------------------------------
                     (Name and address of agent for service)

                                 (713) 297-7000
       ------------------------------------------------------------------
          (Telephone number, including area code, of agent for service)

                                    Copy to:

                               Eddy J. Rogers, Jr.
                      Mayor, Day, Caldwell & Keeton, L.L.P.
                            700 Louisiana, Suite 1900
                            Houston, Texas 77002-2778
                                 (713) 225-7000

                         CALCULATION OF REGISTRATION FEE

===========================================================================================================================
Title of securities              Amount to be         Proposed maximum           Proposed maximum           Amount of
  to be registered                registered      offering price per share   aggregate offering price   registration fee
---------------------------------------------------------------------------------------------------------------------------
Common Stock,
par value $.01 per share           510,000               $16.105(1)               $8,213,550(1)             $2,053.39
===========================================================================================================================

         (1) Estimated solely for purposes of calculating the registration fee, in accordance with Rule 457(h), on the basis of the price of the securities of the same class, as determined in accordance with Rule 457 (c), using the average of the high and low prices reported on the Nasdaq Stock Market for the Common Stock on August 13, 2001.

                                     PART I


              INFORMATION REQUIRED IN THE SECTION 10(a) PROSPECTUS

           The documents containing the information specified in Part I will be sent or given to employees as specified by Rule 428(b)(1). In accordance with the instructions to Part I of Form S-8, such documents will not be filed with the Commission either as part of this registration statement or as prospectuses or prospectus supplements pursuant to Rule 424.


                                     PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

ITEM 3.  INCORPORATION OF DOCUMENTS BY REFERENCE.

           U.S. Physical Therapy, Inc. (the "Registrant") has previously filed four Form S-8 registration statements with respect to the 1992 Stock Option Plan, as amended (Registration Nos. 33-63446, 33-93040, 333-30071 and 333-64159). The Registrant hereby incorporates by reference into this registration statement the following documents:

           (a) The Registrant's Annual Report on Form 10-K/A for the year ended December 31, 2000;

           (b) The Registrant's Quarterly Report on Form 10-Q for the quarter ended March 31, 2001;

           (c) The Registrant's Quarterly Report on Form 10-Q for the quarter ended June 30, 2001;

           (d) The description of the Registrant's common stock contained in the Registrant's Form 8-A filed with the Securities and Exchange Commission on May 7, 1992; and

           (e) All documents filed by the Registrant subsequent to the date hereof pursuant to Sections 13(a), 13(c), 14, and 15(d) of the Securities Exchange Act of 1934, prior to the filing of a post-effective amendment which indicates that all securities offered have been sold or which deregisters all securities remaining unsold.

ITEM 4.  DESCRIPTION OF SECURITIES.

           A description of the Registrant's common stock, par value $0.01 per share, is incorporated by reference under Item 3.

ITEM 5.  INTERESTS OF NAMED EXPERTS AND COUNSEL.

           Eddy J. Rogers, Jr., a partner at Mayor, Day, Caldwell & Keeton, L.L.P., is a director of the Registrant and has received options to purchase 45,000 shares of the Registrant's common stock.

ITEM 6.  INDEMNIFICATION OF DIRECTORS AND OFFICERS.

           (a) Article EIGHT of the Registrant's Articles of Incorporation is set forth as Exhibit 3.1 to the Registrant's Quarterly Report on Form 10-Q for the quarter ended June 30, 2001 filed with the Securities and Exchange Commission on August 14, 2001 and is incorporated herein by reference.

           (b) Sections 78.751 and 78.752 of the General Corporation Law of the State of Nevada, entitled "Indemnification of officers, directors, employees and agents; advancement of expenses" and "Insurance and other financial arrangements against liability of directors, officers, employees and agents", respectively, are set forth as Exhibit 28.2 to the Registrant's Form S-8 Registration Statement (Registration No. 33-63446) filed with the Securities and Exchange Commission on May 27, 1993 and are incorporated herein by reference.

           (c) The Registrant has in effect a policy of liability insurance covering its directors and officers.

          Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers, and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of the expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 7.  EXEMPTION FROM REGISTRATION CLAIMED.

         Not applicable.

ITEM 8.  EXHIBITS.

Exhibit
Number                    Description
-------                   -----------

   4                      1992 Stock Option Plan, as amended (filed as
                          Exhibit 10.3 to the Company's Quarterly Report Form 10-Q for the quarter ended June 30, 2001 and incorporated herein by reference)

   5                      Opinion of Mayor, Day, Caldwell & Keeton, L.L.P.

  23.1                    Consent of KPMG LLP

  23.2                    Consent of Ernst & Young LLP

  23.3                    Consent of Mayor, Day, Caldwell & Keeton, L.L.P.
                          (See Exhibit 5)

ITEM 9.  UNDERTAKINGS.

         (a)   The undersigned Registrant hereby undertakes:

               (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

                      (i) To include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

                      (ii) To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than a 20% change in the maximum aggregate offering price set forth in the "Calculation of Registration Fee" table in the effective registration statement;

                      (iii) To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

provided, however, that paragraphs (a)(1)(i) and (a)(1)(ii) do not apply if the registration statement is on Form S-3 or Form S-8, and the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed by the Registrant pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in the Registration Statement.

               (2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

               (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

         (b) The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the Registrant's annual report pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof. ---- ----

         (c) The undertaking concerning indemnification is set forth under the response to Item 6.

                                   SIGNATURES

          Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on this 16th day of August, 2001.

                                                  U.S. PHYSICAL THERAPY, INC.



                                            By:  /s/ Roy W. Spradlin
                                               ---------------------------------
                                            Roy W. Spradlin
                                            Chairman of the Board, President and
                                            Chief Executive Officer
                                            (Principal Executive Officer)

          Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

SIGNATURE                                        TITLE                              DATE

     /s/ Roy W. Spradlin
------------------------------------
Roy W. Spradlin                         Chairman of the Board,                          August 16, 2001
                                        President, Chief Executive                  --------------------------
                                        Officer
                                        (Principal Executive Officer)


     /s/ J. Michael Mullin
------------------------------------
J. Michael Mullin                       Chief Financial Officer                         August 16, 2001
                                        (Principal Financial and                    --------------------------
                                        Accounting Officer)

SIGNATURE                                        TITLE                              DATE


/s/ Daniel C. Arnold
------------------------------------
Daniel C. Arnold                        Director                                        August 16, 2001
                                                                                    --------------------------


/s/ Mark J. Brookner
------------------------------------
Mark J. Brookner                        Vice Chairman of                                August 16, 2001
                                        the Board                                   --------------------------


/s/ Bruce D. Broussard
------------------------------------
Bruce D. Broussard                      Director                                        August 16, 2001
                                                                                    --------------------------


------------------------------------
James B. Hoover                         Director
                                                                                    -------------------------------


/s/ Marlin W. Johnston
------------------------------------
Marlin W. Johnston                      Director                                        August 16, 2001
                                                                                    --------------------------


------------------------------------
J. Livingston Kosberg                   Director
                                                                                    -------------------------------


/s/ Eddy J. Rogers, Jr.
------------------------------------
Eddy J. Rogers, Jr.                     Director                                        August 16, 2001
                                                                                    --------------------------


------------------------------------
Albert L. Rosen                         Director
                                                                                    -------------------------------

                                  EXHIBIT INDEX

Exhibit
Number                   Description
-------                  ------------

  4                      1992 Stock Option Plan, as amended
                         (filed as Exhibit 10.3 to the Company's Quarterly Report
                         Form 10-Q for the quarter ended June 30, 2001 and incorporated herein by reference)

  5                      Opinion of Mayor, Day, Caldwell & Keeton, L.L.P.

 23.1                    Consent of KPMG LLP

 23.2                    Consent of Ernst & Young, LLP

 23.3                    Consent of Mayor, Day, Caldwell & Keeton, L.L.P.
                         (See Exhibit 5)